EXHIBIT 10.13

Notice of Non-Renewal of Three-Year Change in Control

The Undersigned, Chairman of the Board of Directors of CHEVIOT SAVINGS BANK, (the “Bank”), acting pursuant to the duly adopted Resolutions of the Board, hereby gives notice to ________________ (the “Executive”), that the Executive’s Three-Year Change in Control Agreement (the “Agreement”) shall not be renewed, and that the term of the Agreement shall not be extended further, Accordingly, the Executive’s Agreement will expire and terminate by its own terms on February 18, 2017.